SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):         8/26/2002

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE4
(Exact name of registrant as specified in its charter)


          Delaware                      333-61840             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

            On    8/26/2002    a scheduled distribution was made from the Trust
               to holders of the Certs.The Trustee has caused to be filed with
               the Commission,the Monthly Report dated    8/26/2002
               The Monthly Report is filed pursuant to and in accordance with
               (1) numerous no-action letters (2) current Commission policy in the area.





               A.   Monthly Report Information
                    See Exhibit No.1


               B.   Have and deficiencies occurred?  NO.
                               Date:
                               Amount:

               C.   Item 1: Legal Proceedings:  NONE

               D.   Item 2: Changes in Securities:   NONE

               E.   Item 4: Submission of Matters to a Vote of
                    Certificateholders:  NONE

               F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5
                    if applicable:  NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
               Exhibit No.

   1.)             Monthly Distribution Repor    8/26/2002


Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2002-HE4

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                  8/26/2002

DISTRIBUTION SUMMARY

                                   Beginning              Current Period
                      Original Current Princi  Principal   Pass-Through
         Class     Face Value         Amount Distribution          Rate
A-1             550,000,000.00 506,290,775.8213,883,585.78      2.18188%
A-2             150,000,000.00 139,940,937.304,358,732.55       2.27688%
A-3              61,000,000.00 56,909,314.50 1,772,551.24       2.16688%
A-F             100,000,000.00 94,456,853.81 2,157,948.13       5.51000%
A-IO            445,185,000.00 411,337,501.15        0.00       6.16312%
A-F-IO           29,300,000.00 19,900,000.00         0.00       5.50000%
M-1              55,500,000.00 55,500,000.00         0.00       2.88688%
M-2              51,000,000.00 51,000,000.00         0.00       3.58688%
M-F-1             4,900,000.00  4,900,000.00         0.00       6.94000%
M-F-2             4,900,000.00  4,900,000.00         0.00       7.42000%
B                17,500,000.00 17,500,000.00         0.00       4.33688%
B-F               5,200,000.00  5,200,000.00         0.00       7.88000%
X                         0.00          0.00         0.00
X-F                       0.00          0.00         0.00
P-F                      50.00         50.00         0.00
R                        50.00          0.00         0.00       5.51000%
Total          1,000,000,100.00936,597,931.4222,172,817.71

                       Accrued                Certificate        Ending
                      Interest Realized Loss     Interest  Current Prin
               Distributed (1)     Principal   Shortfall        Amount
Class
            A-1     981,925.08            N/A        0.00 492,407,190.04
            A-2     283,225.53            N/A        0.00 135,582,204.74
            A-3     109,613.92            N/A        0.00 55,136,763.26
            A-F     433,714.39            N/A        0.00 92,298,905.67
           A-IO   2,586,391.01            N/A       (0.00)399,628,802.45
         A-F-IO      91,208.33            N/A        0.00 18,500,000.00
            M-1     142,419.41          0.00         0.00 55,500,000.00
            M-2     162,605.23          0.00         0.00 51,000,000.00
          M-F-1      28,338.33          0.00         0.00  4,900,000.00
          M-F-2      30,298.33          0.00         0.00  4,900,000.00
              B      67,462.58          0.00         0.00 17,500,000.00
            B-F      34,146.67          0.00         0.00  5,200,000.00
              X           0.00            N/A        0.00          0.00
            X-F           0.00            N/A        0.00          0.00
            P-F      54,040.13            N/A        0.00         50.00
              R           0.00            N/A        0.00          0.00
          Total   5,005,388.94          0.00        (0.00)914,425,113.71

AMOUNTS PER $1,000 UNIT
                                                               Interest
                                        Prin          Int Carry-forward
Class          Cusip            Distribution Distribution        Amount
A-1            22540VWV0          25.24288324   1.78531833    0.00000000
A-2            22540VWW8          29.05821703   1.88817020    0.00000000
A-3            22540VWX6          29.05821703   1.79694951    0.00000000
A-F            22540VWZ1          21.57948134   4.33714390    0.00000000
A-IO           22540VWY4           0.00000000   5.80969936    0.00000000
A-F-IO         22540VXA5           0.00000000   3.11291229    0.00000000
M-1            22540VXC1           0.00000000   2.56611550    0.00000000
M-2            22540VXD9           0.00000000   3.18833784    0.00000000
M-F-1          22540VXE7           0.00000000   5.78333265    0.00000000
M-F-2          22540VXF4           0.00000000   6.18333265    0.00000000
B              22540VXG2           0.00000000   3.85500457    0.00000000
B-F            22540VXH0           0.00000000   6.56666731    0.00000000
X              22540VA85
X-F            22540VA93
P-F            22540VB27
R              22540VXB3           0.00000000   0.00000000    0.00000000



                                      Ending
                                   Curr Prin
Class                                 Amount
A-1                              895.28580007
A-2                              903.88136494
A-3                              903.88136494
A-F                              922.98905674
A-IO                             897.66906444
A-F-IO                           631.39931741
M-1                             1000.00000000
M-2                             1000.00000000
M-F-1                           1000.00000000
M-F-2                           1000.00000000
B                               1000.00000000
B-F                             1000.00000000
X
X-F
P-F                             1000.00000000
R                                  0.00000000



Principal Distributions:               GRP 1        GRP 2         GRP 3
Beginning Balance              602,472,121.86233,965,953.1109,994,106.88
     Scheduled Principal          352,858.73   143,678.21     71,712.95
     Prepays (Includes Curtail)11,987,217.98 5,305,959.48  1,932,924.32
     Net Liquidation Proceeds           0.00         0.00          0.00
     Loan Purchase Prices               0.00         0.00          0.00
     Total Principal Remit     12,340,076.71 5,449,637.69  2,004,637.27
     Net Realized Losses                0.00         0.00          0.00
Ending Balance                 590,132,045.15228,516,315.4107,989,469.61

Principal Distributions:               TOTAL GRP 1 + GRP 2
Beginning Balance              946,432,181.87836,438,074.99
     Scheduled Principal          568,249.89   496,536.94
     Prepays (Includes Curtail)19,226,101.78 17,293,177.46
     Net Liquidation Proceeds           0.00         0.00
     Loan Purchase Prices               0.00         0.00
     Total Principal Remit     19,794,351.67 17,789,714.40
     Net Realized Losses                0.00         0.00
Ending Balance                 926,637,830.20818,648,360.59






                                       TOTAL
Ending Overcollateralization Am    11,522,202.55
Ending Overcollateralization-F         690,513.94


                                       GRP 1        GRP 2         GRP 3
Prefunding Account:
Beginning Balance                       0.00         0.00          0.00
Subsequent Transfer                     0.00         0.00          0.00
Added to available certificate          0.00         0.00          0.00
Amnt on Deposit in Prefund Accn         0.00         0.00          0.00

Agg  Ending Collateral Bal     590,132,045.15228,516,315.4107,989,469.61

                                       TOTAL GRP 1 + GRP 2
Prefunding Account:
Beginning Balance                       0.00         0.00
Subsequent Transfer                     0.00         0.00
Added to available certificate          0.00         0.00
Amnt on Deposit in Prefund Accn         0.00         0.00

Agg  Ending Collateral Bal     926,637,830.20818,648,360.59

                                       GRP 1        GRP 2         GRP 3
Interest Distributions:
Sched Int-Curr Per-Net of Serv  4,461,725.54 1,669,732.33    777,224.67
Capitalized Int Accnt withdrawa         0.00         0.00          0.00
Less Relief Act Int Shortfall           0.00         0.00          0.00

                                       TOTAL GRP 1 + GRP 2
Sched Int-Curr Per-Net of Serv  6,908,682.54 6,131,457.87
Capitalized Int Accnt withdrawa         0.00         0.00
Less Relief Act Int Shortfall           0.00         0.00

                                       GRP 1        GRP 2         GRP 3
Capitalized Interest Account:
Beginning Balance                       0.00         0.00          0.00
less: Capitalized Int Requireme         0.00         0.00          0.00
less Wthdrwl of Overfunded Int          0.00         0.00          0.00
Ending Balance                          0.00         0.00          0.00

                                       TOTAL GRP 1 + GRP 2
Capitalized Interest Account:
Beginning Balance                       0.00         0.00
less: Capitalized Interest Requ         0.00         0.00
less: Withdrawal of Overfunded          0.00         0.00
Ending Balance                          0.00         0.00


                                       GRP 1        GRP 2         GRP 3
Servicing Fee                     250,970.35    97,485.67     46,213.00
Trustee Fee                           602.47       233.97        109.99
Credit Risk Manager Fee             7,530.90     2,924.57      1,374.93
FSA Premium                        25,314.54     9,842.51      4,722.84

                                       TOTAL GRP 1 + GRP 2
Servicing Fee                     394,669.02   348,456.02
Trustee Fee                           946.43       836.44
Credit Risk Manager Fee            11,830.40    10,455.48
FSA Premium                        39,879.89    35,157.05

                                       GRP 1        GRP 2         GRP 3
Current Aggregate  Advances       738,086.45   303,456.92    202,726.97
Outstanding Aggregate Advances  1,345,497.00   568,821.98    343,791.78

                                       TOTAL GRP 1 + GRP 2
Current Aggregate  Advances     1,244,270.34 1,041,543.37
Outstanding Aggregate Advances  2,258,110.76 1,914,318.98


Delinquency Information

               30-59 days delinquent
                         Count       Balance
Group 1                     137    15,802,293.68
Group 2                      53      6,811,872.30
Group 3                      44      3,347,919.34
Total                       234    25,962,085.32
Group 1 + Group             190    22,614,165.98


               60-89 days delinquent
                         Count       Balance
Group 1                      24      2,864,707.42
Group 2                      17      2,013,632.80
Group 3                       9      1,014,378.10
Total                        50      5,892,718.32
Group 1 + Group              41      4,878,340.22


               90 or more days delinquent
                         Count       Balance
Group 1                      11        890,426.53
Group 2                       5        394,724.10
Group 3                      11      1,126,822.92
Total                        27      2,411,973.55
Group 1 + Group              16      1,285,150.63


Mortgage Loans in Foreclosure Proceedings

                         Count       Balance
Group 1                     133    13,689,151.37
Group 2                      25      5,396,071.24
Group 3                      17      1,652,054.05
Total                       175    20,737,276.66
Group 1 + Group             158    19,085,222.61


Mortgage Loans in REO

Count                    Count       Balance
Group 1                       6        872,636.65
Group 2                       0                     -
Group 3                       2        198,421.17
Total                         8      1,071,057.82
Group 1 + Group               6        872,636.65


Mortgage Loans in Bankruptcy

                         Count       Balance
Group 1                      23      2,287,546.89
Group 2                       9      2,114,027.32
Group 3                      10        731,374.28
Total                        42      5,132,948.49
Group 1 + Group              32      4,401,574.21

                                       GRP 1        GRP 2         GRP 3
# of Lns which Prepay Prem coll           70           16            12
Amnt of Prepay Prems              335,023.94   138,765.09           54,040.13






Number of Loans Repurchased                 0            0             0
Prin Bal of Loans Repurchased               0            0             0


                                       TOTAL GRP 1 + GRP 2
# of Lns which Prepay Prem coll           98           86
Amnt of Prepay Prems              527,829.16   473,789.03

Cur 3 Mo Delinq Rate (60+days)       3.72845%
Cur-F 3 Mo Delinq Rate (60+days      4.37362%
Roll 3 Mo Delinq Rate (60+days)      2.93147%
Roll-F 3 Mo Delinq Rate (60+day      3.35849%

Number of Loans Repurchased                 0            0
Prin Bal of Loans Repurchased               0            0


                                       GRP 1        GRP 2         GRP 3
Realzd Losses during related Du         0.00         0.00          0.00
Cum Net Real Losses since Start     1,197.95         0.00          0.00


Prin Bal of Liquidated Loans
Cumltv Prin Ba of Liquidated Lo

Weighted Average Term to Mat             346          343           321
Weighted Average Gross Coup          9.38672%     9.06398%      8.99757%
Net WAC Rate of Mortgage Loans       8.26895%     7.96621%      7.88582%






Number of Loans in the Pool            4,970        1,306         1,102


                                       TOTAL GRP 1 + GRP 2
Realzd Losses incur during the          0.00         0.00
Cumltv Net Realized Losses sinc     1,197.95     1,197.95


Prin Bal of Liquidated Loans
Cumltv Prin Ba of Liquidated Lo

Weighted Average Term to Mat             342          345
Weighted Average Gross Coup          9.26171%     9.29644%
Net WAC Rate of Mortgage Loans       8.14958%     8.18427%

Insured Payment on Class A-1               0
Insured Payment on Class A-2               0
Insured Payment on Class A-3               0
Insured Payment on Class A-F               0

Number of Loans in the Pool            7,378        6,276


                                       TOTAL
Senior Enhancement Percentage       16.55439%
Senior-F Enhancement Percentage     14.52972%


Net Excess Spread                    2.99281%
Net-F Excess Spread                  1.56804%

Deposit to Basis Risk Reserve F         0.00
Basis Risk Reserve Fund Balance     5,000.00

Dep to Basis-F Risk Reserve Fun         0.00
Basis Risk-F Reserve Fund Bal       5,000.00


Trigger Event                              NO
Trigger-F Event                            NO





               SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE4

                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA